EXHIBIT B - FILE NO. 70-7833


                   NATIONAL FUEL RESOURCES, INC.

                           BALANCE SHEET

                        AT DECEMBER 31, 1996
                            (Unaudited)

              ASSETS
                Current Assets:
                Cash                                      $ 1,426,962
                Short Term Investments                      4,636,217
                Accounts Receivable                        11,628,602
                Accounts Receivable-Interco                    67,329
                Reserve for Bad Debts                        (540,951)
                Other Current Assets                          620,394
                                                          -----------
                                                           17,838,553
                                                          -----------

              Property, Plant, and Equipment
                Furniture and Fixtures                         68,582
                Less - Accumulated DD&A                        31,636
                                                          -----------
                                                               36,946
                                                          -----------

              Other Assets:
                Long Term Investments                       1,462,562
                Other Deferred Debits                         118,310
                                                          -----------
                                                            1,580,872
                                                          -----------

                                                          $19,456,371
                                                          ===========

              LIABILITIES
              Current Liabilities:
                Accounts Payable                          $ 3,774,562
                Accrued Liabilities                         2,017,284
                Current Income Taxes-Federal                  213,698
                Current Income Taxes-State                    126,881
                Accounts Payable-Intercompany               1,355,550
                Dividends Payable                              35,000
                                                          -----------
                                                            7,522,974
                                                          -----------

              Long Term Liabilities:
                Deferred Income Taxes                        (600,199)
                Miscellaneous Deferred Credits              3,044,662
                                                          -----------
                                                            2,444,463
                                                          -----------

              Stockholder's Equity:
                Common Stock                                   10,000
                Capital Paid in Excess of Par               3,490,000
                Retained Earnings                           6,198,934
                Retained Earnings - Dividends                (210,000)
                                                          -----------
                Total Equity                                9,488,934
                                                          -----------

                                                          $19,456,371
                                                          ===========